UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2012

Chesapeake Utilities Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302.734.6799

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2012, the Compensation Committee (the "Committee") of the Board of Directors of Chesapeake Utilities Corporation (the "Company") approved the following arrangements for certain executive officers of the Company.

2012 Cash Incentive Awards
Under the Company’s Cash Bonus Incentive Plan, the Committee approved performance targets and target cash incentive awards for certain executive officers of the Company. The target cash incentive award opportunities, measured as a percentage of base salary, are as follows: Mr. McMasters – 40 percent; Mr. Thompson – 25 percent; Ms. Cooper — 25 percent; Mr. Cummiskey – 30 percent; and Ms. Bittner – 25 percent. The approved performance targets, which vary according to the applicable executive officer, are based on the following performance criteria: (1) earnings per share, (2) pre-tax, pre-interest operating income for the natural gas marketing operations, Delmarva propane operations, and the propane wholesale marketing operations, and (3) individual goals. The Committee set the payout opportunity for the 2012 cash incentive awards related to the earnings per share and the pre-tax operating income at a minimum of 0 percent, threshold of 50 percent, target of 100 percent, and maximum of 200 percent. The Committee also set the payout opportunity for the 2012 cash incentive awards related to the individual goals at a minimum of 0 percent, threshold of 50 percent, target of 100 percent, and maximum of 150 percent. The amount of each executive officer’s cash bonus for 2012 will vary depending on the extent to which the applicable performance targets are achieved.

Performance Incentive Awards
Pursuant to its authority under the Company’s Performance Incentive Plan, the Committee approved long-term incentive awards to Messrs. McMasters, Thompson and Cummiskey and Mmes. Cooper and Bittner. The award grant to each above-named executive officer will cover the three-year award period from January 1, 2012 through December 31, 2014 ("2012-2014 Performance Period"). The Committee established Mr. McMasters’ target award of $262,500 to be paid in shares of the Company’s common stock, if earned, based on the average closing stock price for the period November 1, 2011 through December 31, 2011of $42.31 per share. Accordingly, the target shares Mr. McMasters can earn for the 2012-2014 Performance Period are 6,204 shares. The Committee also established the following target equity-based awards for the 2012-2014 Performance Period: Mr. Thompson — 4,000 shares; Ms. Cooper — 4,000 shares; Mr. Cummiskey — 3,200 shares; and Ms. Bittner — 3,200 shares. The Committee set the payout opportunity for these awards at a minimum of 0 percent, threshold of 50 percent, target of 100 percent and maximum of 150 percent of the target incentive award. The awards granted for the 2012-2014 Performance Period are pursuant and subject to the terms of Performance Share Agreements executed by the Company and each of the executive officers. A form of Performance Share Agreement for the 2012-2014 Performance Period is being filed as Exhibit 10.1 to this report on Form 8-K.

To earn these equity-based awards, the Company’s performance is evaluated against three pre-established performance metrics. These metrics consider: (1) total shareholder return, defined as the cumulative total return to shareholders for the respective performance period ("Shareholder Value"), (2) growth in long-term earnings, defined as the growth in total capital expenditures as a percentage of total capitalization for the respective performance period ("Growth") and (3) earnings performance, defined as the average return on equity ("RoE") for the respective performance period. Both the Shareholder Value and the Growth performance metrics will be compared to the same metrics of the peer group for the respective Performance Period and awards will be determined according to the Company’s ranking among these peers. For the 2012-2014 Performance Period, the Committee will utilize the average closing stock price from November 1 through December 31preceding the beginning and at the end of the performance period to measure the Shareholder Value metric. The peer group consists of the following gas utility companies: AGL Resources, Inc., Atmos Energy Corp., Delta Natural Gas Company, Inc., Laclede Group, Inc., New Jersey Resources Corporation, Northwest Natural Gas Company, Piedmont Natural Gas Company, Inc., RGC Resources, Inc., South Jersey Industries, Inc., and WGL Holdings, Inc. For the average RoE performance metric, the Company’s performance will be compared to pre-determined RoE thresholds established by the Committee based upon the actual average RoE. The remaining terms of these awards are materially consistent with previously disclosed terms.

The terms of the Performance Incentive Plan are fully described in the Company’s Proxy Statement dated March 28, 2005 (the "2005 Proxy Statement"). The 2005 Proxy Statement, with a copy of the Performance Incentive Plan attached as Exhibit B thereto, was filed with the SEC on April 5, 2005. The Cash Bonus Incentive Plan was adopted by the Company on January 1, 2005, and was included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 16, 2005. Awards under the Performance Incentive Plan are granted to the executive officers pursuant and subject to the terms of Performance Share Agreements executed by the Company and each of the executive officers.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Form of Performance Share Agreement effective January 15, 2012 for the period 2012 to 2014, pursuant to Chesapeake Utilities Corporation Performance Incentive Plan by and between Chesapeake Utilities Corporation and each of Michael P. McMasters, Beth W. Cooper, Stephen C. Thompson, Joseph Cummiskey and Elaine B.
Bittner

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

January 10, 2012	By:	Beth W. Cooper

Name: Beth W. Cooper
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Performance Share Agreement effective January 15, 2012 for the period 2012 to 2014, pursuant to Chesapeake Utilities Corporation Performance Incentive Plan by and between Chesapeake Utilities Corporation and each of Michael P. McMasters, Beth W. Cooper, Stephen C. Thompson, Joseph Cummiskey and Elaine B. Bittner